UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549



                   SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
                     Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Confidential, for use of the Commission only (as permitted by Rule 14c 5(d)(21))
[ ]  Definitive Information Statement

                     ICT TECHNOLOGIES, INC.

        (Name of Registrant as Specified In Its Charter)


We are not asking you for a proxy and you are requested to not send a proxy.


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which
		transaction applies:

	(2)	Aggregate number of securities to which transaction
		applies:

	(3)	Per unit price or other underlying value of transaction
		computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total Fee Paid:

[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Dated Filed:

			   ICT TECHNOLOGIES, INC.
			   181 Westchester Avenue
			   Port Chester, NY 10573
			      (914) 937-3900

		NOTICE OF STOCKHOLDER ACTION TO BE TAKEN
	     PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS
			___________________

		  WE ARE NOT ASKING YOU FOR A PROXY AND
		YOU ARE REQUESTED NOT TO SEND US A PROXY.

	This Information Statement is furnished to the stockholders of ICT Technologies, Inc., a Delaware corporation (the "Company"), in connection with the approval by our Board of Directors and holders of a majority of our common stock to do the following:

1.	Amend the Company's Certificate of Incorporation to change the name
	of the Company to "Euro Group of Companies, Inc. to reflect the Company's "Euro" and "Eugro" product brand names.

	Stockholders of record at the close of business on the Record Date are entitled to notice of this stockholder action by written consent. Stockholders representing a majority of our issued and outstanding shares of common stock have consented in writing to the action to be taken. Accordingly, your approval is not required and is not being sought and you will not have dissenters' rights.

	Please read this notice carefully. It describes the change in the Company's name and contains certain related information. Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street NE, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

	Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the name change cannot become effective until twenty (20) days after the date this Information Statement s mailed to the Company's stockholders. We anticipate that the amendment will become effective on or after October 26, 2007.




				By Order of the Board of Directors


				/s/  Vasilios Koutsobinas
				Name:  Vasilios Koutsobinas
				Title: Chairman, Chief Executive Officer

			 PRELIMINARY INFORMATION STATEMENT
		           PURSUANT TO SECTION 14 OF THE
		      SECURITIES AND EXCHANGE ACT OF 1934 AND
		     REGULATION 14C AND SCHEDULE 14C TEREUNDER
			      ____________________

	This Information Statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.


		    WE ARE NOT ASKING YOU FOR A PROXY AND
		  YOU ARE REQUESTED NOT TO SEND US A PROXY.

				  GENERAL

	This Preliminary Information Statement has been filed with the Securities and Exchange Commission (the "SEC") and is being furnished to the holders of the outstanding shares of common stock, par value $0.001, of ICT Technologies, Inc., a Delaware corporation as of September 27, 2007 (the "Record Date"). The purpose of this Information Statement is to provide notice that a majority of the Company's stockholders, have, by written consent, approved of an amendment to the Certificate of Incorporation to change the Company's name from "ICT Technologies, Inc." to "Euro Group of Companies, Inc." (the "Name Change") in the form as attached hereto as Annex 1.

	This Information Statement will be mailed on or about October __, 2007 to those persons who were stockholders of the Company as of the close of business on the Record Date, September 27, 2007. The Name Change is expected to become effective on or after October 26, 2007. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

	As a majority of the Company's stockholders have already approved of the Name Change by written consent, the Company is not seeking approval for the Name Change from any of the Company's remaining stockholders, and the Company's remaining stockholders will not be given an opportunity to vote on the Name Change. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company's stockholders of the Name Change as required by the Securities Exchange Act of 1934 (the "Exchange Act.").

	    REASONS FOR NAME CHANGE AND RECENT CHANGE OF CONTROL

	The Board of Directors and holders of a majority of the Company's Common Stock have decided to change the name from "ICT Technologies, Inc." to "Euro Group of Companies, Inc." to better reflect the true nature of the Company's financial services business.

		     ACTION TAKEN BY WRITTEN CONSENT

	The Company's Board of Directors approved the Name Change by written consent dated as of September 25, 2007 and fixed September 27, 2007 as the Record Date for determining the stockholders entitled to give written consent to the Name Change. To date, eight shareholders of record on September 27, 2007, holding an aggregate of 78,646,675 shares of the Company's outstanding common stock (or 75.7% of our outstanding common stock), inclusive of Vasilios Koutsobinas our Chief Executive Officer holding 77,481,675 shares, and our Chief Financial Officer holding 939,500 shares, voted in favor of the Name Change.

	Pursuant to Section 242(b) of the Delaware General Corporation Law (the "DGCL"), the approval of a majority of the Company's voting power is required in order to effect the Name Change. Section 228(a) of the DGCL eliminates the need to hold a special meeting of the Company's stockholders to approve the Name Change by providing that, unless Company's Certificate of Incorporation or Bylaws state otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the Company's voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change as early as possible, the Company's Board of Directors resolved to proceed with the Name Change by written consent of the Company's majority stockholders.

	        EXPECTED DATE FOR EFFECTING THE NAME CHANGE

	Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Name Change cannot be effected until 20 days after the date this Information Statement is sent to the Company's stockholders. This Information Statement will be sent on or about October 6, 2007 (the "Mailing Date") to the stockholders of the Company as of the Record Date. The Company expects to effect the Name Change by filing a Certificate of Amendment with the Delaware Secretary of State approximately 20 days after the Mailing Date. The effective date of the Name Change is expected to be on or about October 26, 2007 (the "Effective Date").

	The Company's Board of Directors may, by resolution, abandon the Name Change at any time prior to the effective date of the Name Change without any further action by the Company's stockholders.

		OUTSTANDING VOTING STOCK OF THE COMPANY

	The Board of Directors of the Company fixed the close of business on September 27, 2007 as the Record Date for determining the stockholders entitled to approve the Name Change and to receive copies of this Information Statement. As of the Record Date, there were approximately 103,871,624 shares of common stock issued and outstanding. The Company's common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our Common Stock beneficially owned as of the Record Date for (i) each shareholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of our knowledge, subject to community and martial property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. At September 27, 2007 we had 103,871,624 shares of Common Stock outstanding.

Name of Beneficial Owner Amount of Beneficial Ownership(1) Percent of Beneficial Ownership (1)

Vasilios Koutsobinas 			 77,481,675		74.6%
Cheng G. Cheng (Resigned December 2006)	    225,500               .2%
Andrew Eracleous 		            939,500            	  .9%
Aris Constantinides				-0-	           *
Paul Kotrotsios					-0-	           *
Georgia Dumas 					-0-	           *

All directors and executive officers	 78,646,675	        75.7%

The addresses for all officers and directors is the address of the Company.

      AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO
                 CHANGE THE NAME OF THE COMPANY

	A Certificate of Amendment to the Company's Certificate of Incorporation is expected to be filed with the Delaware Secretary of State, Department of Corporations, with respect to the Name Change 20 days after the date the definitive Information Statement is sent to the Company's stockholders. The Effective Date of the Name Change is expected to be on or about October 26, 2007. However, the Company's Board of Directors reserves the right to abandon the Name Change at any time prior to the Effective Date f they deem it appropriate to do so.

	           DISSENTER'S RIGHTS OF APPRAISAL

	The Delaware General Corporation Law does not provide for dissenter's rights in connection with the proposed amendment to our Certificate of Incorporation.

        INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

	No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to our Certificate of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

		     FORWARD-LOOKING STATEMENTS

	The following is a "safe harbor" statement under the Private
Securities Litigation Reform Act of 1995: Statements contained in this document that are not based on historical facts are "forward-looking statements". Terms such as "anticipates", "believes", "estimates",
"expects", "plans", "predicts", "may", "should", "will", the negative thereof and similar expressions are intended to identify forward-looking statements. Such statements are by nature subject to uncertainties and risks, including but not limited to: our reliance on certain major clients; the successful combination of revenue growth with operating expense reduction to result in improved profitability and cash flow; government regulation and tax policy; economic conditions; competition and pricing; dependence on our labor force; reliance on technology; telephone and internet service dependence; the ability, means, and willingness of financial markets to finance our operations; and other operational, financial or legal risks or uncertainties detailed in our SEC filings from time to time. Should one or more of these uncertainties or risks materialize, actual results may differ materially from those described in the forward-looking statements. We disclaim any intention or obligation to revise any forward-looking statements whether as a result of new expectations, conditions or circumstances, or otherwise.

	   HOUSEHOLDING AND WHERE YOU CAN FIND MORE INFORMATION

	The SEC has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process is known as "householding."

	For this Information Statement, a number of brokers with account holders who are the Company's stockholders will be "householding" this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the effected stockholders. Once you have received notice from your broker or from the Company that either of them will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.

	If at any time, you no longer wish to participate in "householding" and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request "householding" by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather then through a brokerage account, you should direct your written request directly to the Company at the above address.

	We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the Internet site maintained by the SEC at http://www.sec.gov.

	You should rely only on the information contained in, or incorporated by reference as an Annex to, this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than September __, 2007, or such earlier date as is expressly set forth herein.

Dated: September 27, 2007


             				 ICT TECHNOLOGIES, INC.

                                         By Order of the Board of Directors


                                         /s/ Vasilios Koutsobinas
                                         Vasilios Koutsobinas
                                         Chairman and Chief Executive Officer

Annex 1

Certificate of Amendment To Certificate of Incorporation

 		CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF
				   ICT TECHNOLOGIES, INC.

	ICT Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

	DOES HEREBY CERTIFY:

	FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

		RESOLVED, that the Certificate of Incorporation of ICT Technologies, Inc. be amended by changing the First Article changing the name of the corporation thereof so that, as amended, said Article shall be and read as follows:

			The name of the corporation shall be
			"Euro Group of Companies, Inc."

	SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

	THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

	FOURTH: That this Certificate of Amendment of the Certificate of Incorporation shall be effective on October 26, 2007.

	IN WITNESS WHEREOF, the above mentioned corporation has caused this certificate to be signed by Vasilios Koutsobinas as Chairman and Chief Executive Officer, this ____ day of October 2007.


				     By:

				          /s/ Vasilios Koutsobinas
		          		  Vasilios Koutsobinas,
                                          Chairman and Chief Executive Officer